Exhibit 99.2

Investor Contact

Helen M. Wilson

This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Phone: (441) 299-9283
Fax: (441) 292-8675 email:

investorrelations@acegroup.com	Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this financial supplement reflect the company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, the company’s forward-looking statements, such as statements concerning exposures, reserves and recoverables, could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

The company’s forward-looking statements could also be affected by competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Results - Consecutive Quarters	2
	- Summary Consolidated Balance Sheets	3
	- Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business	4 - 5
	- Consolidating Statement of Operations	6 - 7

III.	Segment Results
	- Insurance - North American	8
	- Insurance - Overseas General	9
	- Global Reinsurance	10
	- Life	11 - 12

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	13
	- Reinsurance Recoverable Analysis	14
	- Investment Portfolio	15 - 21
	- Net Realized and Unrealized Gains (Losses)	22
	- Capital Structure	23 - 24
	- Computation of Basic and Diluted Earnings Per Share	25

V.	Other Disclosures
	- Non-GAAP Financial Measures	26
	- Book Value and Book Value per Common Share	27
	- Comprehensive Income	28
	- Glossary	29

ACE Limited
Consolidated Financial Highlights
(in millions of U.S. dollars, except share, per share data, and ratios)
(Unaudited)

			% Change 4Q-10 vs.		% Change 4Q-10 vs.			% Change 2010 vs.		% Change 2010 vs.
	Three months ended December 31			Constant $		Year ended December 31			Constant $
	2010	2009	4Q-09	2009 (2)	4Q-09 (2)	2010	2009	2009	2009 (2)	2009
Gross premiums written	$4,565	$4,507	1%	$4,493	2%	$19,511	$19,164	2%	$19,382	1%
Net premiums written	$3,422	$3,305	4%	$3,296	4%	$13,708	$13,299	3%	$13,489	2%
Net premiums earned	$3,572	$3,387	5%	$3,377	6%	$13,504	$13,240	2%	$13,414	1%
Net investment income	$532	$512	4%			$2,070	$2,031	2%
Net income	$1,001	$953	5%			$3,108	$2,549	22%
Income excluding net realized gains (losses) (1)	$702	$683	3%			$2,657	$2,759	-4%
Comprehensive income	$485	$991	NM			$3,879	$5,288	-27%
Operating cash flow	$771	$1,003	-23%			$3,546	$3,335	6%

P&C combined ratio
Loss and loss expense ratio	58.2%	59.1%				59.2%	58.8%
Underwriting and administrative expense ratio	32.1%	30.5%				31.0%	29.5%

Combined ratio	90.3%	89.6%				90.2%	88.3%
Annualized ROE*	13.2%	14.7%				13.1%	15.7%
Annualized ROE on net income	17.5%	19.9%				14.6%	14.9%
Effective tax rate on income excluding net realized gains (losses)	13.5%	16.6%				16.1%	17.3%

Diluted earnings per share
Income excluding net realized gains (losses)(1)	$2.05	$2.01	2%			$7.79	$8.17	-5%
Net income	$2.92	$2.81	4%			$9.11	$7.55	21%

Book value per common share						$68.59	$58.44	17%
Tangible book value per common share						$54.63	$46.76	17%

Weighted average basic common shares outstanding	340.2	337.4				339.7	336.7
Weighted average diluted common shares outstanding	342.6	339.0				341.2	337.5

Debt/total capitalization	16.7%	14.2%

(1)	See Non-GAAP Financial Measures.
(2)	Prior periods on a constant dollar basis.
*	Calculated using income excluding net realized gains (losses).

Financial Highlights	Page 1

ACE Limited
Consolidated Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

ACE Limited Consolidated	4Q-10	3Q-10	2Q-10	1Q-10	4Q-09	Full Year 2010	Full Year 2009
Consolidated Results Excluding Life Segment
Gross premiums written	$4,152	$4,624	$4,756	$4,400	$4,110	$17,932	$17,615
Net premiums written	3,015	2,922	3,029	3,186	2,915	12,152	11,824
Net premiums earned	3,184	3,036	2,845	2,897	3,018	11,962	11,810
Losses and loss expenses	1,854	1,768	1,671	1,790	1,784	7,083	6,940
Policy benefits	—	—	1	3	1	4	4
Policy acquisition costs	575	542	470	493	504	2,080	1,914
Administrative expenses	445	374	409	402	416	1,630	1,568

Underwriting income excluding Life segment	310	352	294	209	313	1,165	1,384

Life underwriting income excluding investment income	59	50	53	46	60	208	168
Net investment income	532	516	518	504	512	2,070	2,031
Net realized gains (losses)	305	(50)	9	168	373	432	(196)
Interest expense	62	58	52	52	56	224	225
Other income (expense) (1)	(10)	25	(3)	4	(41)	16	(85)
Income tax expense	133	160	142	124	208	559	528

Net income	1,001	675	677	755	953	3,108	2,549

Net realized gains (losses)	305	(50)	9	168	373	432	(196)
Net realized gains (losses) in other income (expense) (1)	17	39	3	10	(31)	69	(63)
Tax expense (benefit) on net realized gains (losses)	23	2	23	2	72	50	(49)

Income excluding net realized gains (losses) (2)	$702	$688	$688	$579	$683	$2,657	$2,759

% Change versus prior year period(3)
Net premiums written	3%	5%	-1%	4%	9%	3%	0%
Net premiums earned	6%	0%	-2%	1%	5%	1%	-2%

Net premiums written constant $	4%	5%	-3%	0%	4%	1%	3%
Net premiums earned constant $	6%	1%	-4%	-3%	1%	0%	2%

Other ratios
Net premiums written/gross premiums written	73%	63%	64%	72%	71%	68%	67%
Effective tax rate on income excluding net realized gains (losses)	13.5%	18.7%	14.7%	17.4%	16.6%	16.1%	17.3%

P&C combined ratio (3)
Loss and loss expense ratio	58.2%	58.2%	58.8%	61.9%	59.1%	59.2%	58.8%
Policy acquisition cost ratio	18.1%	17.9%	16.5%	17.0%	16.7%	17.4%	16.2%
Administrative expense ratio	14.0%	12.3%	14.4%	13.9%	13.8%	13.6%	13.3%

Combined ratio	90.3%	88.4%	89.7%	92.8%	89.6%	90.2%	88.3%

P&C expense ratio	32.1%	30.2%	30.9%	30.9%	30.5%	31.0%	29.5%
P&C expense ratio excluding A&H	28.2%	25.7%	26.5%	26.9%	26.0%	26.8%	25.0%

Large losses and other items (before tax) (3)
Reinstatement premiums (expensed) collected	$1	$(6)	$(5)	$(25)	$—	$(35)	$1
Catastrophe losses	$51	$91	$76	$148	$23	$366	$137
Prior period development excluding Life - unfavorable (favorable) (4)	$(57)	$(201)	$(149)	$(96)	$(147)	$(503)	$(576)
Loss and loss expense ratio excluding catastophe losses and prior period development	58.5%	61.7%	61.2%	61.1%	63.3%	60.6%	62.5%

(1)	Net realized investment and derivative losses related to unconsolidated entities.
(2)	See Non-GAAP Financial Measures.
(3)	Presented excluding the Life segment to allow for comparison and analysis with earnings guidance. This is a non-GAAP measure.
(4)	For Q1 2010, prior period favorable development is net of $45 million for the annual crop insurance profit-sharing commission that is included in the expense ratio.

Consolidated Results	Page 2

ACE Limited
Summary Consolidated Balance Sheets
(in millions of U.S. dollars, except per share data)

	December 31 2010	September 30 2010	June 30 2010	March 31 2010	December 31 2009
Assets	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Audited)
Fixed maturities available for sale, at fair value	$37,539	$41,103	$41,554	$40,564	$39,525
Fixed maturities held to maturity, at amortized cost	9,501	5,977	3,222	3,335	3,481
Equity securities, at fair value	692	415	214	316	467
Short-term investments, at fair value	1,983	1,857	2,097	2,052	1,667
Other investments	1,692	1,619	1,462	1,472	1,375

Total investments	51,407	50,971	48,549	47,739	46,515

Cash	772	487	668	726	669
Securities lending collateral	1,495	1,629	1,429	1,611	1,544
Insurance and reinsurance balances receivable	4,233	3,694	3,958	3,685	3,671
Reinsurance recoverable on losses and loss expenses	12,871	13,475	13,132	13,335	13,595
Deferred policy acquisition costs	1,641	1,621	1,574	1,517	1,445
Value of business acquired	634	656	668	712	748
Prepaid reinsurance premiums	1,511	1,678	1,904	1,646	1,521
Goodwill and other intangible assets	4,676	3,906	3,836	3,883	3,931
Deferred tax assets	757	873	1,105	1,174	1,154
Investments in partially owned insurance companies	360	510	459	454	433
Other assets	2,998	2,888	2,878	2,847	2,754

Total assets	$83,355	$82,388	$80,160	$79,329	$77,980

Liabilities
Unpaid losses and loss expenses	$37,391	$37,742	$37,062	$37,551	$37,783
Unearned premiums	6,330	6,571	6,836	6,437	6,067
Future policy benefits	3,106	3,083	3,034	3,057	3,008
Insurance and reinsurance balances payable	3,282	3,091	3,331	3,147	3,295
Securities lending payable	1,518	1,653	1,454	1,639	1,586
Payable for securities purchased	292	473	400	534	154
Accounts payable, accrued expenses, and other liabilities	3,495	3,308	3,019	2,711	2,792
Short-term debt	1,300	155	147	150	161
Long-term debt	3,358	3,158	3,158	3,158	3,158
Trust preferred securities	309	309	309	309	309

Total liabilities	60,381	59,543	58,750	58,693	58,313

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	21,380	20,735	20,116	19,510	18,844
Accumulated other comprehensive income (AOCI)	1,594	2,110	1,294	1,126	823

Total shareholders’ equity	22,974	22,845	21,410	20,636	19,667

Total liabilities and shareholders’ equity	$83,355	$82,388	$80,160	$79,329	$77,980

Book value per common share (1)	$68.59	$67.34	$63.20	$60.94	$58.44
% change over prior quarter	2%	7%	4%	4%	5%
Tangible book value per common share (1)	$54.63	$55.83	$51.88	$49.48	$46.76
% change over prior quarter	-2%	8%	5%	6%	5%

(1)	See Non-GAAP Financial Measures.

Consol Bal Sheet	Page 3

ACE Limited
Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business
(in millions of U.S. dollars)
(Unaudited)

ACE Limited Consolidated

	4Q-10	% of Total Consolidated	4Q-09	% of Total Consolidated	% Change 4Q-10 vs. 4Q-09	Full Year 2010	% of Total Consolidated	Full Year 2009	% of Total Consolidated	% Change 2010 vs. 2009
Net premiums written
Property and all other	$953	28%	$767	23%	24%	$4,052	30%	$4,060	31%	0%
Casualty	1,444	42%	1,555	47%	-7%	5,768	42%	5,547	42%	4%

Subtotal	2,397	70%	2,322	70%	3%	9,820	72%	9,607	73%	2%
Personal accident (A&H) (1)	876	26%	864	26%	1%	3,346	24%	3,229	24%	4%
Life (2)	149	4%	119	4%	25%	542	4%	463	3%	17%

Total consolidated	$3,422	100%	$3,305	100%	4%	$13,708	100%	$13,299	100%	3%

Add: Life deposits on investment contracts	93		100		-7%	257		404		-36%

Non-GAAP total net premium written	$3,515		$3,405		3%	$13,965		$13,703		2%

Net premiums earned
Property and all other	$1,027	29%	$961	29%	7%	$3,898	29%	$4,023	30%	-3%
Casualty	1,546	43%	1,465	43%	6%	5,752	43%	5,587	42%	3%

Subtotal	2,573	72%	2,426	72%	6%	9,650	72%	9,610	72%	0%
Personal accident (A&H) (1)	861	24%	850	25%	1%	3,331	25%	3,198	25%	4%
Life (2)	138	4%	111	3%	24%	523	3%	432	3%	21%

Total consolidated	$3,572	100%	$3,387	100%	5%	$13,504	100%	$13,240	100%	2%

Income excluding net realized gains (losses)
Property, casualty, and all other	$551	78%	$527	77%	5%	$2,093	79%	$2,221	80%	-6%
Personal accident (A&H) (1)	119	17%	113	17%	5%	427	16%	404	15%	6%
Life (2)	32	5%	43	6%	-26%	137	5%	134	5%	2%

Total consolidated	$702	100%	$683	100%	3%	$2,657	100%	$2,759	100%	-4%

(1)	Consolidated A&H includes Combined Insurance which is reported in the Insurance - Overseas General and Life segments.
(2)	Excludes the North America A&H business from Combined Insurance which is included in the Life segment.

Line of Business	Page 4

ACE Limited Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business, Adjusted for Foreign Exchange (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated Constant Dollar	4Q-10	Constant $ 4Q-09 (3)	Constant $ % Change 4Q-10 vs. 4Q-09 (3)	Full Year 2010	Constant $ Full Year 09 (3)	Constant $ % Change 2010 vs. 2009 (3)
Net premiums written
Property, casualty, and all other	$2,397	$2,315	4%	$9,820	$9,693	1%
Personal accident (A&H) (1)	876	862	2%	3,346	3,331	0%
Life (2)	149	119	25%	542	465	17%

Total consolidated	$3,422	$3,296	4%	$13,708	$13,489	2%

Net premiums earned
Property, casualty, and all other	$2,573	$2,417	6%	$9,650	$9,682	0%
Personal accident (A&H) (1)	861	849	1%	3,331	3,298	1%
Life (2)	138	111	24%	523	434	21%

Total consolidated	$3,572	$3,377	6%	$13,504	$13,414	1%

Income excluding net realized gains (losses)
Property, casualty, and all other	$551	$524	5%	$2,093	$2,223	-6%
Personal accident (A&H) (1)	119	111	7%	427	419	2%
Life (2)	32	43	-26%	137	134	2%

Total consolidated	$702	$678	4%	$2,657	$2,776	-4%

(1)	Consolidated A&H includes Combined Insurance which is reported in the Insurance - Overseas General and Life segments.
(2)	Excludes the North America A&H business from Combined Insurance which is included in the Life segment.
(3)	Prior periods on a constant dollar basis.

Line of Business 2	Page 5

ACE Limited
Consolidating Statement of Operations
Three months ended December 31, 2010 and 2009
(in millions of U.S. dollars)
(Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated Excluding Life Segment	Life	ACE Consolidated
December 31, 2010
Gross premiums written	$2,256	$1,750	$146	$—	$4,152	$413	$4,565
Net premiums written	1,519	1,353	143	—	3,015	407	3,422
Net premiums earned	1,511	1,405	268	—	3,184	388	3,572
Losses and loss expenses	1,030	697	127	—	1,854	117	1,971
Policy benefits	—	—	—	—	—	90	90
Policy acquisition costs	178	346	51	—	575	65	640
Administrative expenses	154	227	14	50	445	57	502

Underwriting income (loss)	149	135	76	(50)	310	59	369

Net investment income	286	128	75	—	489	43	532
Net realized gains (losses)	254	21	24	1	300	5	305
Interest expense	3	1	—	55	59	3	62
Other income (expense)	1	8	7	(17)	(1)	(9)	(10)
Income tax expense (benefit)	114	37	11	(45)	117	16	133

Net income (loss)	573	254	171	(76)	922	79	1,001

Net realized gains (losses)	254	21	24	1	300	5	305
Net realized gains (losses) in other income (expense)	3	7	6	—	16	1	17
Tax expense (benefit) on net realized gains (losses)	14	3	—	1	18	5	23

Income (loss) excluding net realized gains (losses) (1)	$330	$229	$141	$(76)	$624	$78	$702

December 31, 2009
Gross premiums written	$2,196	$1,752	$162	$—	$4,110	$397	$4,507
Net premiums written	1,421	1,350	144	—	2,915	390	3,305
Net premiums earned	1,365	1,400	253	—	3,018	369	3,387
Losses and loss expenses	959	718	107	—	1,784	116	1,900
Policy benefits	—	1	—	—	1	68	69
Policy acquisition costs	123	333	48	—	504	55	559
Administrative expenses	139	214	14	49	416	70	486

Underwriting income (loss)	144	134	84	(49)	313	60	373

Net investment income	278	124	68	(2)	468	44	512
Net realized gains (losses)	252	20	30	(9)	293	80	373
Interest expense	1	—	—	55	56	—	56
Other income (expense)	(27)	(8)	(2)	(3)	(40)	(1)	(41)
Income tax expense (benefit)	165	55	8	(31)	197	11	208

Net income (loss)	481	215	172	(87)	781	172	953

Net realized gains (losses)	252	20	30	(9)	293	80	373
Net realized gains (losses) in other income (expense)	(26)	(2)	(4)	(1)	(33)	2	(31)
Tax expense (benefit) on net realized gains (losses)	63	10	—	(1)	72	—	72

Income (loss) excluding net realized gains (losses) (1)	$318	$207	$146	$(78)	$593	$90	$683

(1)	See Non-GAAP Financial Measures.

Segment 2010 Qtr	Page 6

ACE Limited
Consolidating Statement of Operations
Year ended December 31, 2010 and 2009
(in millions of U.S. dollars)
(Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated Excluding Life Segment	Life	ACE Consolidated
December 31, 2010
Gross premiums written	$9,794	$6,992	$1,146	$—	$17,932	$1,579	$19,511
Net premiums written	5,797	5,280	1,075	—	12,152	1,556	13,708
Net premiums earned	5,651	5,240	1,071	—	11,962	1,542	13,504
Losses and loss expenses	3,918	2,647	518	—	7,083	496	7,579
Policy benefits	—	4	—	—	4	353	357
Policy acquisition costs	625	1,251	204	—	2,080	257	2,337
Administrative expenses	561	840	55	174	1,630	228	1,858

Underwriting income (loss)	547	498	294	(174)	1,165	208	1,373

Net investment income	1,138	475	288	(3)	1,898	172	2,070
Net realized gains (losses)	417	123	93	(9)	624	(192)	432
Interest expense	9	1	—	211	221	3	224
Other income (expense)	22	13	23	(22)	36	(20)	16
Income tax expense (benefit)	436	173	42	(154)	497	62	559

Net income (loss)	1,679	935	656	(265)	3,005	103	3,108

Net realized gains (losses)	417	123	93	(9)	624	(192)	432
Net realized gains (losses) in other income (expense)	24	22	21	—	67	2	69
Tax expense (benefit) on net realized gains (losses)	26	23	1	(7)	43	7	50

Income (loss) excluding net realized gains (losses) (1)	$1,264	$813	$543	$(263)	$2,357	$300	$2,657

December 31, 2009
Gross premiums written	$9,668	$6,832	$1,115	$—	$17,615	$1,549	$19,164
Net premiums written	5,641	5,145	1,038	—	11,824	1,475	13,299
Net premiums earned	5,684	5,147	979	—	11,810	1,430	13,240
Losses and loss expenses	4,013	2,597	330	—	6,940	482	7,422
Policy benefits	—	4	—	—	4	321	325
Policy acquisition costs	517	1,202	195	—	1,914	216	2,130
Administrative expenses	572	783	55	158	1,568	243	1,811

Underwriting income (loss)	582	561	399	(158)	1,384	168	1,552

Net investment income	1,094	479	278	4	1,855	176	2,031
Net realized gains (losses)	10	(20)	(17)	(154)	(181)	(15)	(196)
Interest expense	1	—	—	224	225	—	225
Other income (expense)	(36)	(20)	(2)	(25)	(83)	(2)	(85)
Income tax expense (benefit)	384	186	46	(136)	480	48	528

Net income (loss)	1,265	814	612	(421)	2,270	279	2,549

Net realized gains (losses)	10	(20)	(17)	(154)	(181)	(15)	(196)
Net realized gains (losses) in other income (expense)	(31)	4	(4)	(41)	(72)	9	(63)
Tax expense (benefit) on net realized gains (losses)	(41)	9	—	(15)	(47)	(2)	(49)

Income (loss) excluding net realized gains (losses) (1)	$1,245	$839	$633	$(241)	$2,476	$283	$2,759

(1)	See Non-GAAP Financial Measures.

Segment 2010 YTD	Page 7

ACE Limited
Segment Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

Insurance - North American	4Q-10	3Q-10	2Q-10	1Q-10	4Q-09	Full Year 2010	Full Year 2009

Gross premiums written	$2,256	$2,759	$2,649	$2,130	$2,196	$9,794	$9,668
Net premiums written	1,519	1,445	1,438	1,395	1,421	5,797	5,641
Net premiums earned	1,511	1,444	1,326	1,370	1,365	5,651	5,684
Losses and loss expenses	1,030	1,026	924	938	959	3,918	4,013
Policy acquisition costs	178	165	126	156	123	625	517
Administrative expenses	154	112	147	148	139	561	572

Underwriting income	149	141	129	128	144	547	582

Net investment income	286	287	287	278	278	1,138	1,094
Net realized gains (losses)	254	(2)	85	80	252	417	10
Interest expense	3	6	—	—	1	9	1
Other income (expense)	1	20	(4)	5	(27)	22	(36)
Income tax expense	114	108	110	104	165	436	384

Net income	573	332	387	387	481	1,679	1,265

Net realized gains (losses)	254	(2)	85	80	252	417	10
Net realized gains (losses) in other income (expense)	3	20	1	—	(26)	24	(31)
Tax expense (benefit) on net realized gains (losses)	14	(2)	12	2	63	26	(41)

Income excluding net realized gains (losses) (1)	$330	$312	$313	$309	$318	$1,264	$1,245

Combined ratio
Loss and loss expense ratio	68.1%	71.0%	69.7%	68.5%	70.3%	69.3%	70.6%
Policy acquisition cost ratio	11.8%	11.4%	9.5%	11.4%	9.0%	11.1%	9.1%
Administrative expense ratio	10.2%	7.8%	11.1%	10.8%	10.2%	9.9%	10.1%

Combined ratio	90.1%	90.2%	90.3%	90.7%	89.5%	90.3%	89.8%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$1	$1	$(3)	$(3)	$—	$(4)	$—
Catastrophe losses	$21	$17	$53	$52	$10	$143	$58
Prior period development - unfavorable (favorable) (2)	$46	$(35)	$(73)	$(45)	$(50)	$(107)	$(179)

Loss and loss expense ratio excluding catastophe losses and prior period development	63.7%	72.4%	71.0%	71.1%	73.3%	69.4%	72.7%

% Change versus prior year period
Net premiums written	7%	5%	-1%	0%	9%	3%	0%
Net premiums earned	11%	-2%	-6%	-5%	-1%	-1%	0%

Other ratios
Net premiums written/gross premiums written	67%	52%	54%	65%	65%	59%	58%

(1)	See Non-GAAP Financial Measures.
(2)	For Q1 2010, prior period favorable development is net of $45 million for the annual crop insurance profit-sharing commission that is included in the expense ratio.

Insurance-North American	Page 8

ACE Limited
Segment Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

Insurance - Overseas General	4Q-10	3Q-10	2Q-10	1Q-10	4Q-09	Full Year 2010	Full Year 2009

Gross premiums written	$1,750	$1,584	$1,787	$1,871	$1,752	$6,992	$6,832
Net premiums written	1,353	1,205	1,302	1,420	1,350	5,280	5,145
Net premiums earned	1,405	1,321	1,263	1,251	1,400	5,240	5,147
Losses and loss expenses	697	605	644	701	718	2,647	2,597
Policy benefits	—	—	1	3	1	4	4
Policy acquisition costs	346	326	296	283	333	1,251	1,202
Administrative expenses	227	204	207	202	214	840	783

Underwriting income	135	186	115	62	134	498	561

Net investment income	128	118	115	114	124	475	479
Net realized gains (losses)	21	32	48	22	20	123	(20)
Interest expense	1	—	—	—	—	1	—
Other income (expense)	8	4	3	(2)	(8)	13	(20)
Income tax expense	37	63	59	14	55	173	186

Net income	254	277	222	182	215	935	814

Net realized gains (losses)	21	32	48	22	20	123	(20)
Net realized gains (losses) in other income (expense)	7	9	1	5	(2)	22	4
Tax expense (benefit) on net realized gains (losses)	3	6	13	1	10	23	9

Income excluding net realized gains (losses) (1)	$229	$242	$186	$156	$207	$813	$839

Combined ratio
Loss and loss expense ratio	49.6%	45.8%	51.0%	56.3%	51.3%	50.6%	50.5%
Policy acquisition cost ratio	24.6%	24.7%	23.5%	22.6%	23.7%	23.9%	23.3%
Administrative expense ratio	16.1%	15.5%	16.4%	16.1%	15.3%	16.0%	15.2%

Combined ratio	90.3%	86.0%	90.9%	95.0%	90.3%	90.5%	89.0%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$—	$(7)	$(2)	$(24)	$—	$(33)	$(1)
Catastrophe losses	$25	$25	$18	$64	$10	$132	$51
Prior period development - unfavorable (favorable)	$(91)	$(117)	$(45)	$(37)	$(86)	$(290)	$(255)
Loss and loss expense ratio excluding catastophe losses and prior period development	54.4%	52.5%	53.0%	53.1%	56.7%	53.3%	54.5%

% Change versus prior year period
Net premiums written as reported	0%	0%	3%	7%	8%	3%	-4%
Net premiums earned as reported	0%	0%	1%	6%	12%	2%	-4%

Net premiums written constant $	1%	1%	-1%	0%	0%	0%	3%
Net premiums earned constant $	1%	2%	-2%	-3%	3%	0%	3%
Underwriting income constant $					$130		$561
Income excluding net realized gains (losses), constant $					$201		$841

Other ratios
Net premiums written/gross premiums written	77%	76%	73%	76%	77%	76%	75%

(1)	See Non-GAAP Financial Measures.

Insurance-Overseas General	Page 9

ACE Limited
Segment Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

Global Reinsurance	4Q-10	3Q-10	2Q-10	1Q-10	4Q-09	Full Year 2010	Full Year 2009

Gross premiums written	$146	$281	$320	$399	$162	$1,146	$1,115
Net premiums written	143	272	289	371	144	1,075	1,038
Net premiums earned	268	271	256	276	253	1,071	979
Losses and loss expenses	127	137	103	151	107	518	330
Policy acquisition costs	51	51	48	54	48	204	195
Administrative expenses	14	14	15	12	14	55	55

Underwriting income	76	69	90	59	84	294	399

Net investment income	75	71	73	69	68	288	278
Net realized gains (losses)	24	10	28	31	30	93	(17)
Other income (expense)	7	10	2	4	(2)	23	(2)
Income tax expense	11	12	9	10	8	42	46

Net income	171	148	184	153	172	656	612

Net realized gains (losses)	24	10	28	31	30	93	(17)
Net realized gains (losses) in other income (expense)	6	10	1	4	(4)	21	(4)
Tax expense (benefit) on net realized gains (losses)	—	1	—	—	—	1	—

Income excluding net realized gains (losses) (1)	$141	$129	$155	$118	$146	$543	$633

Combined ratio
Loss and loss expense ratio	47.5%	50.4%	40.4%	54.7%	42.4%	48.4%	33.7%
Policy acquisition cost ratio	19.0%	19.0%	18.5%	19.6%	19.1%	19.0%	19.9%
Administrative expense ratio	5.2%	4.9%	5.8%	4.5%	5.6%	5.1%	5.6%

Combined ratio	71.7%	74.3%	64.7%	78.8%	67.1%	72.5%	59.2%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$—	$—	$—	$2	$—	$2	$2
Catastrophe losses	$5	$49	$5	$32	$3	$91	$28
Prior period development - unfavorable (favorable)	$(12)	$(49)	$(31)	$(14)	$(11)	$(106)	$(142)
Loss and loss expense ratio excluding catastophe losses and prior period development	50.3%	50.2%	50.9%	48.4%	45.5%	50.0%	45.4%

% Change versus prior year period
Net premiums written	-1%	32%	-12%	3%	14%	4%	14%
Net premiums earned	6%	10%	6%	16%	5%	9%	-4%

Other ratios
Net premiums written/gross premiums written	98%	97%	90%	93%	89%	94%	93%

(1)	See Non-GAAP Financial Measures.

Global Reinsurance	Page 10

ACE Limited
Segment Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

Life	4Q-10	3Q-10	2Q-10	1Q-10	4Q-09	Full Year 2010	Full Year 2009

Gross premiums written (1)	$413	$378	$398	$390	$397	$1,579	$1,549
Net premiums written	407	373	391	385	390	1,556	1,475
Net premiums earned	388	386	388	380	369	1,542	1,430
Losses and loss expenses	117	119	129	131	116	496	482
Policy benefits	90	93	86	84	68	353	321
Policy acquisition costs	65	65	66	61	55	257	216
Administrative expenses	57	59	54	58	70	228	243
Net investment income	43	43	43	43	44	172	176

Life underwriting income (2)	102	93	96	89	104	380	344

Net realized gains (losses)	5	(85)	(155)	43	80	(192)	(15)
Interest expense	3	—	—	—	—	3	—
Other income (expense)	(9)	(5)	(3)	(3)	(1)	(20)	(2)
Income tax expense	16	16	16	14	11	62	48

Net income (loss)	79	(13)	(78)	115	172	103	279

Net realized gains (losses)	5	(85)	(155)	43	80	(192)	(15)
Net realized gains (losses) in other income (expense)	1	—	—	1	2	2	9
Tax expense (benefit) on net realized gains (losses)	5	—	1	1	—	7	(2)

Income excluding net realized gains (losses) (3)	$78	$72	$78	$72	$90	$300	$283

Prior period development - unfavorable (favorable)	$(2)	$(4)	$(3)	$—	$(4)	(9)	(3)

Deposits collected on universal life and investment contracts (1)	$93	$51	$58	$55	$100	$257	$404
Fees on universal life and investment contracts (1)	$14	$10	$11	$7	$11	$42	$34

% Change versus prior year period
Net premiums written	4%	0%	7%	11%	5%	5%	23%
Net premiums earned	5%	7%	7%	13%	3%	8%	22%

(1)	Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues. Fees on universal life and investment contracts are revenue for GAAP and have been classified as gross premiums written.
(2)	We assess the performance of our Life business based on life underwriting income which includes net investment income.
(3)	See Non-GAAP Financial Measures.

Life	Page 11

ACE Limited
Segment Results - Life Reinsurance
(in millions of U.S. dollars)
(Unaudited)

Variable Annuity (VA) Lines

Historical Cash Flow Summary by Quarter

Death Benefits (GMDB)	4Q-10	3Q-10	2Q-10	1Q-10	4Q-09	Full Year 2010	Full Year 2009
Premium	$27	$27	$27	$28	$28	$109	$108
Less paid claims	31	33	28	33	33	125	152

Net	$(4)	$(6)	$(1)	$(5)	$(5)	$(16)	$(44)

Guaranteed Living Benefits (Includes GMIB and GMAB)
	4Q-10	3Q-10	2Q-10	1Q-10	4Q-09	Full Year 2010	Full Year 2009
Premium	$41	$41	$40	$40	$41	$162	$162
Less paid claims	1	1	1	1	1	4	5

Net	$40	$40	$39	$39	$40	$158	$157

Total VA Guaranteed Benefits
	4Q-10	3Q-10	2Q-10	1Q-10	4Q-09	Full Year 2010	Full Year 2009
Premium	$68	$68	$67	$68	$69	$271	$270
Less paid claims	32	34	29	34	34	129	157

Net	$36	$34	$38	$34	$35	$142	$113

Amounts represent accrued past premium received and claims paid by quarter, split by benefit type.

Death Benefits (GMDB)

Premiums and claims from VA contracts reinsuring Guaranteed Minimum Death Benefits (GMDB).

At current market levels we expect approximately $105 million of claims and $91 million of premium on death benefits over the next 12 months.

Guaranteed Living Benefits (Includes GMIB and GMAB)

Premiums and claims from VA contracts reinsuring Guaranteed Minimum Income Benefits (GMIB) and Guaranteed Minimum Accumulation Benefits (GMAB), collectively known as Guaranteed Living Benefits.

At current market levels we expect approximately $1 million of claims and $149 million of premium on living benefits over the next 12 months.

Variable Annuity	Page 12

ACE Limited
Loss Reserve Rollforward
(in millions of U.S. dollars)
(Unaudited)

	Unpaid Losses			Net Paid to Incurred Ratio
	Gross	Ceded	Net
Balance at December 31, 2008	$37,176	$12,935	$24,241
Losses and loss expenses incurred	2,454	638	1,816
Losses and loss expenses paid	(2,504)	(762)	(1,742)	96%
Other (incl. foreign exch. revaluation)	(195)	(57)	(138)

Balance at March 31, 2009	$36,931	$12,754	$24,177
Losses and loss expenses incurred	2,633	812	1,821
Losses and loss expenses paid	(2,868)	(1,154)	(1,714)	94%
Other (incl. foreign exch. revaluation)	572	144	428

Balance at June 30, 2009	$37,268	$12,556	$24,712
Losses and loss expenses incurred	3,268	1,383	1,885
Losses and loss expenses paid	(2,972)	(1,235)	(1,737)	92%
Other (incl. foreign exch. revaluation)	307	96	211

Balance at September 30, 2009	$37,871	$12,800	$25,071
Losses and loss expenses incurred	2,786	886	1,900
Losses and loss expenses paid	(2,749)	(994)	(1,755)	92%
Other (incl. foreign exch. revaluation)	(125)	53	(178)

Balance at December 31, 2009	$37,783	$12,745	$25,038
Losses and loss expenses incurred	2,544	623	1,921
Losses and loss expenses paid	(2,491)	(729)	(1,762)	92%
Other (incl. foreign exch. revaluation)	(285)	(79)	(206)

Balance at March 31, 2010	$37,551	$12,560	$24,991
Losses and loss expenses incurred	2,725	925	1,800
Losses and loss expenses paid	(2,824)	(976)	(1,848)	103%
Other (incl. foreign exch. revaluation)	(390)	(135)	(255)

Balance at June 30, 2010	$37,062	$12,374	$24,688
Losses and loss expenses incurred	3,236	1,349	1,887
Losses and loss expenses paid	(3,010)	(1,139)	(1,871)	99%
Other (incl. foreign exch. revaluation)	454	166	288

Balance at September 30, 2010	$37,742	$12,750	$24,992
Losses and loss expenses incurred	2,350	379	1,971
Losses and loss expenses paid	(2,954)	(1,022)	(1,932)	98%
Other (incl. foreign exch. revaluation)	253	42	211

Balance at December 31, 2010	$37,391	$12,149	$25,242

Add net recoverable on paid losses	—	722	(722)

Balance including net recoverable on paid losses	$37,391	$12,871	$24,520

Loss Reserve Rollforward	Page 13

ACE Limited
Reinsurance Recoverable Analysis
(in millions of U.S. dollars)
(Unaudited)

Net Reinsurance Recoverable by Division

	December 31 2010	September 30 2010	June 30 2010	March 31 2010	December 31 2009
Reinsurance recoverable on paid losses and loss expenses
Active operations	$579	$571	$550	$605	$703
Brandywine	281	278	294	284	289
Westchester Run-off	26	31	31	36	36
Other Run-off	12	12	13	13	13

Total	$898	$892	$888	$938	$1,041

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$9,956	$10,638	$10,212	$10,250	$10,316
Brandywine	2,024	1,998	2,084	2,197	2,268
Westchester Run-off	468	464	473	474	482
Other Run-off	55	23	27	30	70

Total	$12,503	$13,123	$12,796	$12,951	$13,136

Gross reinsurance recoverable
Active operations	$10,535	$11,209	$10,762	$10,855	$11,019
Brandywine	2,305	2,276	2,378	2,481	2,557
Westchester Run-off	494	495	504	510	518
Other Run-off	67	35	40	43	83

Total	$13,401	$14,015	$13,684	$13,889	$14,177

Provision for uncollectible reinsurance
Active operations	$(324)	$(326)	$(357)	$(360)	$(399)
Brandywine	(175)	(184)	(166)	(165)	(147)
Westchester Run-off	(21)	(25)	(25)	(25)	(25)
Other Run-off	(10)	(5)	(4)	(4)	(11)

Total	$(530)	$(540)	$(552)	$(554)	$(582)

Net reinsurance recoverable
Active operations	$10,211	$10,883	$10,405	$10,495	$10,620
Brandywine	2,130	2,092	2,212	2,316	2,410
Westchester Run-off	473	470	479	485	493
Other Run-off	57	30	36	39	72

Total	$12,871	$13,475	$13,132	$13,335	$13,595

Reinsurance Recoverable	Page 14

ACE Limited
Investment Portfolio
(in millions of U.S. dollars)
(Unaudited)

	December 31 2010		September 30 2010		June 30 2010		March 31 2010		December 31 2009
Market Value
Fixed maturities available for sale	$37,539		$41,103		$41,554		$40,564		$39,525
Fixed maturities held to maturity	9,461		6,104		3,339		3,433		3,561
Short-term investments	1,983		1,857		2,097		2,052		1,667

Total	$48,983		$49,064		$46,990		$46,049		$44,753

Asset Allocation by Market Value
Treasury	$2,075	4%	$2,168	4%	$2,207	5%	$2,268	5%	$2,068	5%
Agency	2,015	4%	2,242	5%	2,298	5%	2,449	5%	2,698	6%
Corporate and asset-backed	15,900	33%	16,186	33%	15,089	32%	14,492	31%	13,537	30%
Mortgage-backed	12,362	25%	12,074	25%	11,926	25%	11,406	25%	11,311	25%
Municipal	2,449	5%	2,207	4%	2,148	5%	2,091	5%	2,300	5%
Non-U.S.	12,199	25%	12,330	25%	11,225	24%	11,291	25%	11,172	25%
Short-term investments	1,983	4%	1,857	4%	2,097	4%	2,052	4%	1,667	4%

Total	$48,983	100%	$49,064	100%	$46,990	100%	$46,049	100%	$44,753	100%

Note: Insured municipal bonds represent $741 million, or 30% of our municipal bond holdings.

Credit Quality by Market Value
AAA	$23,718	48%	$24,145	49%	$23,807	51%	$23,472	51%	$22,884	51%
AA	4,714	10%	4,367	9%	4,158	9%	4,003	9%	4,021	9%
A	8,482	17%	8,594	17%	7,884	17%	7,635	17%	7,461	17%
BBB	5,487	11%	5,647	11%	5,231	11%	5,024	11%	4,910	11%
BB	3,357	7%	3,213	7%	2,987	6%	3,009	6%	2,866	6%
B	2,393	5%	2,362	5%	2,175	5%	2,187	5%	2,029	5%
Other	832	2%	736	2%	748	1%	719	1%	582	1%

Total	$48,983	100%	$49,064	100%	$46,990	100%	$46,049	100%	$44,753	100%

Cost/Amortized Cost
Fixed maturities available for sale	$36,542		$39,089		$40,204		$39,603		$38,985
Fixed maturities held to maturity	9,501		5,977		3,222		3,335		3,481
Short-term investments	1,983		1,857		2,097		2,052		1,667

Subtotal	48,026		46,923		45,523		44,990		44,133
Equity securities	666		387		200		271		398
Other investments	1,511		1,449		1,308		1,332		1,258

Total	$50,203		$48,759		$47,031		$46,593		$45,789

Avg. duration of fixed maturities	3.7 years		3.6 years		3.6 years		3.7 years		3.7 years
Avg. market yield of fixed maturities (1)	3.6%		3.2%		3.7%		4.0%		4.3%
Avg. credit quality	AA		AA		AA		AA		AA
Avg. yield on invested assets (2)	4.3%		4.3%		4.4%		4.4%		4.5%

(1)	Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.
(2)	Net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Investments	Page 15

ACE Limited
Investment Portfolio - 2
(in millions of U.S. dollars)
(Unaudited)

Mortgage-backed Fixed Income Portfolio

Market Value at December 31, 2010

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Mortgage-backed securities
Residential mortgage-backed (RMBS)
GNMA	$686	$—	$—	$—	$—	$686
FNMA	6,427	—	—	—	—	6,427
Freddie Mac	2,587	—	—	—	—	2,587

Total agency RMBS	9,700	—	—	—	—	9,700
Non-agency RMBS	337	20	21	48	812	1,238

Total residential mortgage-backed	10,037	20	21	48	812	10,938
Commercial mortgage-backed	1,386	21	14	3	—	1,424

Total mortgage-backed securities	$11,423	$41	$35	$51	$812	$12,362

Mortgage-backed securities total $12.4 billion, are rated predominantly AAA and comprise 25% of the fixed income portfolio. This compares to a 35% mortgage-backed weighting in representative indices of the U.S. fixed income market. The minimum rating for initial purchases of mortgage-backed securities is AAA.

Securities issued by Federal agencies with implied or explicit government guarantees total $9.7 billion and represent 89% of the residential mortgage-backed portfolio.

Non-agency residential mortgage-backed securities are backed by prime collateral, and broadly diversified in over 220,000 loans. The portfolio’s loan-to-value ratio is approximately 70% with an average FICO score of 730. With this conservative loan-to-value ratio and subordinated collateral of 12%, the cumulative 5-year foreclosure rate would have to rise to 18% and real estate values would have to fall 19% from their current levels before principal is impaired. The current foreclosure rate of ACE's non-agency RMBS portfolio is 9%.

Commercial mortgage-backed securities of $1.4 billion are rated predominantly AAA, broadly diversified with over 17,000 loans and seasoned with 79% of the portfolio issued before 2006. The average loan-to-value ratio is approximately 68% with a debt service coverage ratio in excess of 1.7 and weighted average subordinated collateral of 33%. The cumulative foreclosure rate would have to rise to 41% and commercial real estate values would have to fall more than 5% from their current levels before principal is impaired. The current foreclosure rate of the portfolio is about 2.6%.

Investments 2	Page 16

ACE Limited
Investment Portfolio - 3
(in millions of U.S. dollars)
(Unaudited)

Mortgage-backed Fixed Income Portfolio

Amortized Cost at December 31, 2010

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Mortgage-backed securities
Residential mortgage-backed (RMBS)
GNMA	$668	$—	$—	$—	$—	$668
FNMA	6,346	—	—	—	—	6,346
Freddie Mac	2,550	—	—	—	—	2,550

Total agency RMBS	9,564	—	—	—	—	9,564
Non-agency RMBS	351	23	23	55	947	1,399

Total residential mortgage-backed	9,915	23	23	55	947	10,963
Commercial mortgage-backed	1,320	20	13	3	—	1,356

Total mortgage-backed securities	$11,235	$43	$36	$58	$947	$12,319

Investments 3	Page 17

ACE Limited
Investment Portfolio - 4
(in millions of U.S. dollars)
(Unaudited)

U.S. Investment Grade Corporate and Asset-backed Fixed Income Portfolio

	S&P Credit Rating
Market Value at December 31, 2010	AAA	AA	A	BBB	Total

Asset-backed	$221	$2	$13	$6	$242
Banks	615	265	2,116	199	3,195
Basic Materials	—	—	61	166	227
Communications	—	—	636	642	1,278
Consumer, Cyclical	—	81	202	201	484
Consumer, Non-Cyclical	54	486	392	572	1,504
Diversified Financial Services	43	56	146	221	466
Energy	79	14	209	514	816
Industrial	95	379	303	166	943
Utilities	—	1	386	529	916
All Others	115	68	397	320	900

Total	$1,222	$1,352	$4,861	$3,536	$10,971

U.S. Investment Grade Corporate Fixed Income Portfolio

The average credit quality of ACE’s US investment grade bond portfolio is high at A.

ACE prohibits investments in complex structured securities (e.g. CDOs, CLOs) and over-the-counter derivatives and does not permit the use of portfolio leverage.

Corporate bond holdings are highly diversified across industries and geographies. Issuer limits are based on credit rating (AA 2%, A 1%, BBB 0.5% of total portfolio) and are monitored on a daily basis by ACE via an internal compliance system.

Investments 4	Page 18

ACE Limited
Investment Portfolio - 5
(in millions of U.S. dollars)
(Unaudited)

Below Investment Grade Corporate and Asset-backed Fixed Income Portfolio

Market Value at December 31, 2010

	S&P Credit Rating
	BB	B	CCC	Other	Total

Asset-backed	$7	$16	$7	$2	$32
Basic Materials	199	142	16	—	357
Communications	433	396	13	—	842
Consumer, Cyclical	334	270	28	2	634
Consumer, Non-Cyclical	547	396	6	—	949
Diversified Financial Services	68	67	3	17	155
Energy	643	201	4	—	848
Industrial	311	204	16	—	531
Utilities	218	107	—	—	325
All Others	141	109	6	—	256

Total	$2,901	$1,908	$99	$21	$4,929

Below Investment Grade Corporate Fixed Income Portfolio

ACE manages high yield bonds as a distinct and separate asset class from investment grade bonds. ACE’s allocation to high yield bonds is explicitly set by internal management and is targeted to securities in the upper tier of credit quality (BB/B). Our minimum rating for initial purchase is BB/B.

Six external investment managers are responsible for high yield security selection and portfolio construction.

ACE’s high yield managers have a conservative approach to credit selection and very low historical default experience.

Securities holdings are highly diversified across industries and are subject to a 1.5% issuer limit as a percentage of high yield allocation. The portfolio comprises over 650 issuers with our largest current issuer exposure at $72 million. ACE monitors position limits on a daily basis through an internal compliance system.

Derivative and structured securities (e.g. credit default swaps, CLOs) are not permitted in high yield portfolios.

Investments 5	Page 19

ACE Limited
Investment Portfolio - 6
(in millions of U.S. dollars)
(Unaudited)

Non-U.S. Fixed Income Portfolio

Market Value at December 31, 2010

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

United Kingdom	$972	$—	$—	$—	$—	$972
Canada	886	—	—	—	—	886
Germany	404	—	—	—	—	404
Japan	—	379	—	—	—	379
France	193	—	—	—	—	193
Province of Ontario	—	192	—	—	—	192
Province of Quebec	—	—	147	—	—	147
Switzerland	142	—	—	—	—	142
Brazil	—	—	—	139	—	139
State of Queensland	69	40	—	—	—	109
Republic of Korea	—	—	102	—	—	102
Thailand	3	—	72	13	—	88
United Mexican States	—	—	27	59	—	86
Australia	72	—	—	—	—	72
Taiwan	7	58	—	—	—	65
State of New South Wales	62	—	—	—	—	62
New Zealand	58	—	—	—	—	58
State of Victoria	52	—	—	—	—	52
People’s Republic of China	15	33	—	—	—	48
Austria	46	—	—	—	—	46
Malaysia	3	—	36	—	2	41
Egypt	24	—	—	—	13	37
State of Western Australia	36	—	—	—	—	36
Qatar	—	35	—	—	—	35
Province of British Columbia	33	—	—	—	—	33
Other Non-U.S. Government	142	141	50	31	33	397

Non-U.S. Government Securities	$3,219	$878	$434	$242	$48	$4,821
Non-U.S. Corporate	1,615	1,054	2,468	1,474	767	7,378

	$4,834	$1,932	$2,902	$1,716	$815	$12,199

Non-U.S. Fixed Income Portfolio

ACE’s non-U.S. investment grade fixed income portfolios are currency-matched with the insurance liabilities of ACE’s non-U.S. operations. 85% of ACE’s non-U.S. fixed income is denominated in G7 currencies.

Average credit quality of non-U.S. fixed income securities is very high at AA and 53% of holdings are rated AAA or guaranteed by governments or quasi-government agencies.

Corporate bond holdings are highly diversified across industries and geographies. Issuer limits are based on credit rating (AA 2%, A 1%, BBB 0.5% of total portfolio) and are monitored on a daily basis by ACE via an internal compliance system.

Investments 6	Page 20

ACE Limited
Investment Portfolio - 7
(in millions of U.S. dollars)
(Unaudited)

Investment portfolio

Top 25 Exposures - Fixed Maturity Investments

December 31, 2010			Rating
1	General Electric Co	$468	AA+
2	JP Morgan Chase & Co	451	A+
3	Bank of America Corp	409	A
4	Citigroup Inc	330	A
5	Goldman Sachs Group Inc/The	305	A
6	Wells Fargo & Co	297	AA-
7	Verizon Communications Inc	296	A-
8	Morgan Stanley	285	A
9	AT&T INC	240	A-
10	HSBC Holdings Plc	234	AA-
11	Credit Suisse Group	195	A
12	Barclays PLC	181	A+
13	Kraft Foods Inc	162	BBB
14	Comcast Corp	153	BBB+
15	Royal Bank of Scotland Group Plc	151	A
16	Lloyds Banking Group Plc	147	A
17	American Express Co	135	BBB+
18	Time Warner Cable Inc	128	BBB
19	ConocoPhillips	125	A
20	UBS AG	116	A+
21	Pfizer Inc	111	AA
22	Anheuser-Busch InBev NV	105	BBB+
23	Dominion Resources Inc/VA	104	A-
24	BP PLC	99	A
25	Banco Santander SA	95	AA

Investments 7	Page 21

ACE Limited
Net Realized and Unrealized Gains (Losses)
(in millions of U.S. dollars)
(Unaudited)

	Three months ended December 31, 2010			Year ended December 31, 2010
	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$109	$(653)	$(544)	$380	$973	$1,353
Equity securities	—	(3)	(3)	84	(44)	40
Equity and fixed income derivatives	35	—	35	58	—	58
Foreign exchange gains (losses)	(44)	—	(44)	(54)	—	(54)
Other (2)	177	(122)	55	161	(30)	131

Sub-total	277	(778)	(501)	629	899	1,528
Mark-to-market gains (losses) from derivative transactions (3)	28	—	28	(197)	—	(197)

Total gains (losses)	305	(778)	(473)	432	899	1,331
Partially-owned entities (4)	17	(5)	12	69	(5)	64
Income tax expense (benefit)	23	(214)	(191)	50	152	202

Net gains (losses)	$299	$(569)	$(270)	$451	$742	$1,193

(1)	Other-than-temporary impairments for the quarter include $4 million for fixed maturities. Year to date other-than-temporary impairments of $59 million include $46 million for fixed maturities and $13 million for other investments.
(2)	The quarter includes $175 million of non-taxable realized gain which includes the reversal of a previously recorded unrealized gain of $131 million which relates to the acquisition of Rain & Hail. This resulted in a tax benefit of $46 million.
(3)	The quarter includes $28 million of realized gains on the life reinsurance operations which is comprised of a $152 million gain on guaranteed living benefit derivatives and $124 million of losses on other derivatives, including S&P put options and futures. The full year includes $178 million of realized losses on the life reinsurance operations which is comprised of a $28 million loss on guaranteed living benefit derivatives and $150 million of losses on other derivatives, including S&P put options and futures.
(4)	Net realized and unrealized gains (losses) on partially-owned entities that meet the requirements for equity accounting. The net income or loss is included in other income (expense).

	Three months ended December 31, 2009			Year ended December 31, 2009
	Net Realized Gains (Losses) (5)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (5)	Net Unrealized Gains (Losses) (6)	Net Impact
Fixed maturities	$79	$(19)	$60	$(41)	$2,717	$2,676
Equity securities	35	15	50	(145)	213	68
Equity and fixed income derivatives	6	—	6	68	—	68
Foreign exchange gains (losses)	10	—	10	(21)	—	(21)
Other	164	(122)	42	31	138	169

Sub-total	294	(126)	168	(108)	3,068	2,960
Mark-to-market gains (losses) from derivative transactions (7)	79	—	79	(88)	—	(88)

Total gains (losses)	373	(126)	247	(196)	3,068	2,872
Partially-owned entities (8)	(31)	15	(16)	(63)	24	(39)
Income tax expense (benefit)	72	(74)	(2)	(49)	481	432

Net gains (losses)	$270	$(37)	$233	$(210)	$2,611	$2,401

(5)	Other-than-temporary impairments for the quarter of $33 million include $17 million for fixed maturities and $16 million for other investments. Other-than-temporary impairments for the year of $397 million include $234 million for fixed maturities, $26 million for equities and $137 million for other investments.
(6)	Excludes $242 million of change in unrealized losses, net of tax of $63 million, related to the adoption of certain provisions that amended GAAP relating to other-than-temporary impairments.
(7)	The quarter includes $87 million of realized gains on the life reinsurance operations which is comprised of a $150 million gain on guaranteed living benefit derivatives and $63 million of losses on other derivatives, including S&P put options and futures. The full year includes $5 million of realized gains on the life reinsurance operations which is comprised of a $368 million gain on guaranteed living benefit derivatives offset by $363 million of losses on other derivatives, including S&P put options and futures.
(8)	Net realized and unrealized gains (losses) on partially-owned entities that meet the requirements for equity accounting. The net income or loss is included in other income (expense).

Investment Gains (Losses)	Page 22

ACE Limited Capital Structure (in millions of U.S. dollars) (Unaudited)

	December 31 2010	September 30 2010	June 30 2010	March 31 2010	December 31 2009	December 31 2008

Total short-term debt	$1,300	$155	$147	$150	$161	$471
Total long-term debt	3,358	3,158	3,158	3,158	3,158	2,806

Total debt	$4,658	$3,313	$3,305	$3,308	$3,319	$3,277

Total trust preferred securities	$309	$309	$309	$309	$309	$309

Total shareholders’ equity	$22,974	$22,845	$21,410	$20,636	$19,667	$14,446

Total capitalization	$27,941	$26,467	$25,024	$24,253	$23,295	$18,032
Tangible capital (1)	$23,265	$22,561	$21,188	$20,370	$19,364	$14,285

Leverage ratios
Debt/ total capitalization	16.7%	12.5%	13.2%	13.6%	14.2%	18.2%
Debt plus trust preferred securities/ total capitalization	17.8%	13.7%	14.4%	14.9%	15.6%	19.9%
Debt/ tangible capital	20.0%	14.7%	15.6%	16.2%	17.1%	22.9%

Debt plus trust preferred securities/ tangible capital	21.3%	16.1%	17.1%	17.8%	18.7%	25.1%

(1)	Tangible capital is equal to total capitalization less goodwill and other intangible assets.

Capital Structure	Page 23

ACE Limited Debt, Trust Preferred, and Credit Facilities (in millions of U.S. dollars) (Unaudited)

December 31, 2010

	Par Amount Outstanding	Carrying value	Coupon	Maturity Date
Debt and Trust Preferred
Credit Facility Borrowing	$150	$150	0.51%	January 13, 2011
Credit Facility Borrowing	$150	$150	0.51%	January 18, 2011
Repurchase Agreements	$450	$450	0.34%	March 8, 2011
Repurchase Agreements	$550	$550	0.29%	March 9, 2011
ACE INA Holdings Inc. Senior Notes	$500	$500	5.88%	June 15, 2014
ACE INA Holdings Inc. Senior Notes	$450	$447	5.60%	May 15, 2015
ACE INA Holdings Inc. Senior Notes	$700	$699	2.60%	November 23, 2015
ACE INA Holdings Inc. Senior Notes	$500	$500	5.70%	February 15, 2017
ACE INA Holdings Inc. Senior Notes	$300	$300	5.80%	March 15, 2018
ACE INA Holdings Inc. Senior Notes	$500	$500	5.90%	June 15, 2019
ACE INA Holdings Inc. Debentures	$100	$100	8.88%	August 15, 2029
ACE Capital Trust II Preferred Securities	$309	$309	9.70%	April 1, 2030
ACE INA Holdings Inc. Senior Notes	$300	$299	6.70%	May 15, 2036
Other	$13	$13

	$4,972	$4,967

	Commitment	Usage		Maturity Date
Credit Facilities
Syndicated Letter of Credit Facility	$1,000	$574		November 8, 2012
Revolving Credit / LOC Facility	$500	$370		November 8, 2012
Bilateral Letter of Credit Facility	$500	$500		September 20, 2014
Funds at Lloyds Capital Facilities	$400	$340		December 31, 2015

	$2,400	$1,784

Capital Structure 2	Page 24

ACE Limited Computation of Basic and Diluted Earnings Per Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

	Three months ended December 31		Years ended December 31
	2010	2009	2010	2009
Numerator
Income to common shares, excl. net realized gains (losses) (1)	$702	$683	2,657	2,759
Net realized gains (losses), net of income tax	299	270	451	(210)

Net income available to the holders of common shares	$1,001	$953	$3,108	$2,549

Rollforward of Common Shares Outstanding
Shares - beginning of period	339,229,422	336,280,476	336,524,657	333,645,471
Repurchase of shares	(4,926,082)	—	(4,926,082)	—
Issued under employee stock purchase plan	—	(176)	240,979	259,219
Shares (cancelled) granted	102,761	24,680	1,774,583	2,082,411
Issued for option exercises	536,751	219,677	1,328,715	537,556

Shares - end of period	334,942,852	336,524,657	334,942,852	336,524,657

Denominator
Weighted average shares outstanding	340,150,218	337,432,132	339,685,143	336,725,625
Effect of other dilutive securities	2,405,219	1,523,034	1,561,244	813,669

Adj. wtd. avg. shares outstanding and assumed conversions	342,555,437	338,955,166	341,246,387	337,539,294

Basic earnings per share
Income excluding net realized gains (losses) (1)	$2.06	$2.02	$7.82	$8.19
Net realized gains (losses), net of income tax	0.88	0.80	1.33	(0.62)

Net income	$2.94	$2.82	$9.15	$7.57

Diluted earnings per share
Income excluding net realized gains (losses) (1)	$2.05	$2.01	$7.79	$8.17
Net realized gains (losses), net of income tax	0.87	0.80	1.32	(0.62)

Net income	$2.92	$2.81	$9.11	$7.55

(1)	See Non-GAAP Financial Measures.

Earnings per share	Page 25

ACE Limited Non-GAAP Financial Measures (in millions of U.S. dollars) (Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP). A reconciliation of book value per common share is provided on the next page.

In presenting our segment operating results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs, and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and net realized gains (losses).

The following non-GAAP measure is a common performance measurement and is defined as income excluding net realized gains (losses) and the related tax expense (benefit). We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) and net realized gains (losses) included in other income (expense) related to partially owned entities because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. Income excluding net realized gains (losses) should not be viewed as a substitute for net income determined in accordance with GAAP.

	4Q-10	3Q-10	2Q-10	1Q-10	4Q-09	Full Year 2010	Full Year 2009

Net income, as reported	$1,001	$675	$677	$755	$953	$3,108	$2,549
Net realized gains (losses)	305	(50)	9	168	373	432	(196)
Net realized gains (losses) in other income (expense) (1)	17	39	3	10	(31)	69	(63)
Income tax expense (benefit) on net realized gains (losses)	23	2	23	2	72	50	(49)

Income excluding net realized gains (losses)	$702	$688	$688	$579	$683	$2,657	$2,759

(1)	Realized gains (losses) on partially-owned entities that meet the requirements for equity accounting. The net income or loss is included in other income (expense).

Reconciliation Non-GAAP	Page 26

ACE Limited Book Value and Book Value per Common Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

Reconciliation of Book Value per Common Share

	December 31 2010	September 30 2010	June 30 2010	March 31 2010	December 31 2009

Shareholders’ equity	$22,974	$22,845	$21,410	$20,636	$19,667
Less: goodwill and other intangible assets	4,676	3,906	3,836	3,883	3,931

Numerator for tangible book value per share	$18,298	$18,939	$17,574	$16,753	$15,736

Denominator	334,942,852	339,229,422	338,755,604	338,610,718	336,524,657

Book value per common share	$68.59	$67.34	$63.20	$60.94	$58.44
Tangible book value per common share	$54.63	$55.83	$51.88	$49.48	$46.76

Reconciliation of Book Value

Shareholders’ equity, beginning of quarter	$22,845	$21,410	$20,636	$19,667	$18,733
Income excluding net realized gains (losses)	702	688	688	579	683
Net realized gains (losses), net of tax	299	(13)	(11)	176	270
Net unrealized gains (losses), net of tax	(569)	680	282	349	(37)
Repurchase of shares	(303)	—	—	—	—
Dividend declared on common shares	(113)	(112)	(113)	(105)	(105)
Cumulative translation, net of tax	47	140	(115)	(50)	97
Pension liability	6	(4)	1	4	(22)
Other (1)	60	56	42	16	48

	$22,974	$22,845	$21,410	$20,636	$19,667

(1)	Other includes proceeds from exercise of stock options and stock compensation.

Reconciliation Book Value	Page 27

ACE Limited Comprehensive Income (in millions of U.S. dollars) (Unaudited)

Consolidated Statement of Comprehensive Income	4Q-10	3Q-10	2Q-10	1Q-10	4Q-09	Full Year 2010	Full Year 2009

Net income	$1,001	$675	$677	$755	$953	$3,108	$2,549

Net unrealized appreciation (depreciation) on investments
Unrealized appreciation (depreciation) on investments (1)	(497)	953	487	583	201	1,526	2,712
Reclassification adjustment for net realized (gains) losses included in net income	(286)	(120)	(97)	(129)	(312)	(632)	75
Change in cumulative translation adjustments	66	186	(169)	(90)	141	(7)	568
Change in minimum pension liability	9	(6)	2	6	(35)	11	(48)
Income tax (expense) benefit related to other comprehensive income items (2)	192	(197)	(55)	(67)	43	(127)	(568)

Other comprehensive income	(516)	816	168	303	38	771	2,739

Comprehensive income	$485	$1,491	$845	$1,058	$991	$3,879	$5,288

(1)	Unrealized appreciation on investments for the full year 2009 includes $305 million of losses related to the adoption of certain provisions that amended GAAP relating to other-than-temporary impairments.
(2)	Income tax expense for the full year 2009 includes $63 million related to the adoption of certain provisions that amended GAAP relating to other-than-temporary impairments.

Comprehensive Income	Page 28

ACE Limited Glossary

Annualized return on ordinary shareholders’ equity (ROE): Income excluding net realized gains (losses) divided by average shareholders’ equity for the period excluding unrealized gains (losses) on investments and the deferred tax component included in shareholders’ equity. To annualize a quarterly rate multiply by four.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

Combined Insurance: Combined Insurance Company of America, acquired April 1, 2008.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding life business. Calculated on a GAAP basis.

Effective tax rate: Income tax expense divided by the sum of income tax expense and income excluding net realized gains (losses).

G7: A group of seven industrialized nations including Canada, France, Germany, Italy, Japan, United Kingdom, and the United States.

Life underwriting income: Net premiums earned and net investment income less policy benefits, acquisition costs, and administrative expenses.

NM: Not meaningful.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding.

Tangible capital: Total capitalization less goodwill and other intangible assets.

Total capitalization: Short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

Glossary	Page 29